STATE STREET INSTITUTIONAL INVESTMENT TRUST

State Street Target Retirement Fund

Class I (SSFNX)

Class K (SSFOX)

Supplement dated October 16, 2020 to the Prospectus and Summary Prospectus, each dated April 30, 2020, as may be revised and/or supplemented from time to time

•	Effective immediately, the “Average Annual Total Returns” table in the “Performance” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Average Annual Total Returns (for periods ended 12/31/19)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Since Inception	Inception Date
Class I				9/30/2014
Return Before Taxes	13.98%	4.89%	4.78%
Return After Taxes on Distributions	12.68%	3.88%	3.79%
Return After Taxes on Distributions and Sale of Fund Shares	8.49%	3.43%	3.35%
Class K	14.00%	4.85%	4.76%	9/30/2014
State Street Target Retirement Composite Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	14.05%	4.95%	4.95%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.25%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

101620SUPP1